                             HAWAIIAN AIRLINES, INC.

                                   APRIL 2005

                              FINANCIAL INFORMATION

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)

(Actual amounts in thousands)                                  ONE MONTH ENDED
                                                                   APRIL 30,
                                                               ---------------
                                                                     2005
                                                               ---------------
OPERATING REVENUES:
  Passenger .................................................     $ 58,031
  Charter ...................................................          855
  Cargo .....................................................        2,376
  Other .....................................................        2,571
                                                                  --------
    Total ...................................................       63,833
                                                                  --------

OPERATING EXPENSES:
  Wages and benefits ........................................       18,896
  Aircraft fuel, including taxes and oil ....................       14,963
  Maintenance materials and repairs .........................        4,483
  Aircraft rent .............................................        8,717
  Other rental and landing fees .............................        1,857
  Sales commissions .........................................          508
  Depreciation and amortization .............................          766
  Other .....................................................       11,944
                                                                  --------
    Total ...................................................       62,134
                                                                  --------

OPERATING INCOME ............................................        1,699
                                                                  --------

NONOPERATING INCOME (EXPENSE):
  Reorganization items, net .................................         (867)
  Interest and amortization of debt expense..................         (105)
  Gain (loss) on disposition of equipment ...................         --
  Other, net ................................................          298
                                                                  --------
    Total ...................................................         (674)
                                                                  --------

NET INCOME BEFORE TAXES .....................................        1,025

INCOME TAXES:
  Income tax expense ........................................         (610)
                                                                  --------

NET INCOME ..................................................     $    415
                                                                  ========

                             HAWAIIAN AIRLINES, INC.
                       CONDENSED BALANCE SHEET (UNAUDITED)

(Actual amounts in thousands)                                       APRIL 30,
                                                                      2005
                                                                   ----------
ASSETS
Current Assets:
  Cash and cash equivalents ................................       $ 100,479
  Restricted cash ..........................................          59,766
  Accounts receivable ......................................          37,580
  Inventories ..............................................          10,513
  Prepaid expenses and other ...............................          43,457
                                                                   ---------
    Total current assets ...................................         251,795
                                                                   ---------

Noncurrent Assets:
  Property and equipment, less accumulated depreciation.....          57,003
  Reorganization value in excess of identifiable assets.....          27,731
  Other assets .............................................          36,441
    Total noncurrent assets ................................         121,175
                                                                   ---------
        Total Assets .......................................       $ 372,970
                                                                   =========

LIABILITY AND SHAREHOLDERS' DEFICIT
Current Liabilities:
  Current portion of long-term debt ........................       $      13
  Current capital lease obligation .........................              22
  Accounts payable .........................................          46,344
  Accrued liabilities ......................................          32,396
  Air traffic liability ....................................         159,769
                                                                   ---------
    Total current liabilities ..............................         238,544
                                                                   ---------

Noncurrent Liabilities:
  Long-term debt ...........................................              28
  Other liabilities and deferred credits ...................         204,686
    Total noncurrent liabilities ...........................         204,714
                                                                   ---------
    Total Liabilities ......................................         443,258
                                                                   ---------

Liabilities Subject to Compromise ..........................         214,548
                                                                   ---------

Shareholders' Deficit:
  Common and special preferred stock .......................             278
  Capital in excess of par value ...........................          60,084
  Notes receivable from optionholders ......................             (49)
  Minimum pension liability adjustment .....................        (120,716)
  Unrealized gain/(loss) on hedge instruments ..............           6,018
  Accumulated deficit ......................................        (230,451)
                                                                   ---------
    Shareholders' Deficit ..................................        (284,836)
                                                                   ---------

        Total Liabilities and Shareholders' Deficit ........       $ 372,970
                                                                   =========

                             HAWAIIAN AIRLINES, INC.
                  CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

(Actual amounts in thousands)



                                                                              ONE MONTH
                                                                                 ENDED
                                                                               APRIL 30,
                                                                                 2005
                                                                             ------------

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net Income ..........................................................   $     415

      Adjustments to reconcile net income to net cash provided by (used in)
       operating activities before reorganization activities:
          Reorganization items, net .......................................         867
          Depreciation ....................................................         735
          Amortization ....................................................          31
          Net periodic postretirement benefit cost ........................         660
          Loss on disposition of property and equipment ...................        --
          Increase in restricted cash .....................................        (558)
          Increase in accounts receivable .................................        (846)
          Increase in inventory ...........................................      (1,527)
          Increase in prepaid expenses and other ..........................      (3,810)
          Decrease in accounts payable ....................................        (818)
          Increase in air traffic liability ...............................         696
          Increase (decrease) in accrued liabilities ......................         (94)
          Other, net ......................................................      (4,880)
                                                                              ---------
             Net cash provided by (used in) operating activities
              before reorganization activities ............................      (9,129)
                                                                              ---------

      Reorganization activities:
          Professional fees paid ..........................................      (1,248)
          Interest on accumulated cash balances ...........................         381
             Net cash used by reorganization activities ...................        (867)
                                                                              ---------
             Net cash used by operating activities ........................      (9,996)
                                                                              ---------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment .................................      (1,193)
                                                                              ---------
             Net cash used in investing activities ........................      (1,193)
                                                                              ---------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from optionholders notes receivable ........................        --
      Repayment of debt ...................................................          (4)
      Principal payments under capital lease obligation ...................         (48)
                                                                              ---------
             Net cash used in financing activities ........................         (52)
                                                                              ---------
             Net decrease in cash and cash equivalents ....................     (11,241)
                                                                              ---------
Cash and Cash Equivalents - Beginning of Period ...........................     111,720
                                                                              ---------
Cash and Cash Equivalents - End of Period .................................   $ 100,479
                                                                              =========


                             HAWAIIAN AIRLINES, INC.
                   TRAFFIC STATISTICS (SCHEDULED AND CHARTER)
                                   (UNAUDITED)

                                                    APRIL
                                                     2005
                                               ---------------

SCHEDULED  TOTAL

                        PAX                          450,756
                        RPMS                     512,556,081
                        ASMS                     607,761,319
                        LF                              84.3%

CHARTER
                        PAX                            4,437
                        RPMS                      11,909,569
                        ASMS                      14,660,894
                        LF                              81.2%

SYSTEM TOTAL (INCLUDES CHARTERS)

                REV PAX                              455,193
                RPMS (000)                           524,466
                ASMS (000)                           622,422
                CARGO/MAIL TON MI                  7,070,814
                LOAD FACTOR (%)                         84.3%